Exhibit 99.1

ENDO PHARMACEUTICALS

Buckingham Specialty Pharmaceuticals Conference

What	drives us…

March 15, 2006

…is our pursuit of improving patients’ lives.

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company’s pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company’s ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company’s branded and generic products, and in connection with the Company’s acquisition of rights to intellectual property assets; market acceptance of the Company’s future products; government regulation of the pharmaceutical industry; the Company’s dependence on a small number of products; the Company’s dependence on outside manufacturers for the manufacture of its products; the Company’s dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company’s use of narcotics in most of its core products; the Company’s exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company’s ability to protect its proprietary technology; the Company’s ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company’s products and products in development; the availability of third-party reimbursement for the Company’s products; the Company’s dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, in Endo’s Registration Statement on Form S-3 dated October 17, 2001, in Endo’s Registration Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo’s Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo’s Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended, and in Endo’s Registration Statement on Form S-3 filed with the SEC on January 19, 2006. Readers should evaluate any statement in light of these important factors.

1

Endo Profile

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas

Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm® and Percocet®

Promising pipeline, with eight mid- to late-stage products

Oxymorphone ER/IR filings accepted for substantive review on January 20, 2006

Action letters expected on oxymorphone ER and IR in June 2006

Strong cash flow and no debt

2

Oxycodone ER Update

On February 1, 2006 the Federal Circuit Court of Appeals:

Vacated its unanimous June 7, 2005 affirmance of the U.S. District Court’s Opinion and Order issued in Endo’s favor

Affirmed that, if the patents are enforceable, Endo’s product infringes these patents

Issued a new opinion remanding the case to the U.S. District Court for further consideration

Endo believes that, on remand, the District Court should again find that Purdue’s patents are unenforceable due to Purdue’s inequitable conduct

Endo to continue to market its bioequivalent version of OxyContin at this time

Guidance for 2006 included net sales of generic OxyContin of $50-$60 million and diluted EPS of $0.20-$0.24.

3

Lidoderm® Product Profile

Topical patch launched in 1999

Covered by five Orange Book- listed patents through 2015

First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia, a form of neuropathic pain

Provides analgesia (without anesthesia) directly to the affected nerves

4

Lidoderm® Net Sales

‘02—‘05 CAGR 71%

($ in millions)

$83

$178

$309

$419

$540

$0

$100

$200

$300

$400

$500

$600

2002

2003

2004

2005

2006*

*Represents high end of company guidance

5

Lidoderm® Future Growth Drivers

Other Neuropathies:

Peripheral

Diabetic

AIDS PHN

Cancer

Trauma

Goal is to explore possible utility in other neuropathic and chronic pain segments

Neuropathic Pain Market in 2004(1)

(1) Source: IMS NDTI, Full-year 2004

PHN

6

Frova® Product Profile

Triptan indicated for acute treatment of migraine headaches in adults

Commercial strategy to implement marketing, education and clinical plan to differentiate Frova in the marketplace

Low recurrence rate

Long half-life

Target specialty physician audience

Focus on neurologists, pain management specialists

Leverage existing coverage of high prescribers

Create advocacy base among thought leaders

Phase	III development ongoing for menstrual migraine prophylaxis indication
7

SyneraTM Product Profile

Description / Indication:

Topical, local anesthetic patch that is indicated for use in children and adults to numb the skin before various medical procedures such as blood draws or IV cannulation

Thin layer of local anesthetic formulation integrated with an oxygen-activated heating element

Exclusive N. American rights licensed from ZARS Pharma

Market Need Addressed:

Hospitalized pediatric patients

Anticipated benefits include:

Fast onset of action

Ease of administration

Status:

FDA approval in June 2005

Safety and efficacy demonstrated in more than 660 pediatric (aged 3-17 years) and adult patients undergoing superficial dermatological procedures

Anticipated launch in second half of 2006

Pediatric immunization studies planned

8

Generic Product Strategy

Selective focus on:

Niche therapeutic areas

Difficult-to-develop generics

Internally developed proprietary sustained-release technology

AB-rated MS Contin, OxyContin generics

Current marketed portfolio substantially consists of:

Oxycodone ER (launched June 2005)

Endocet®

Morphine Sulfate ER

Substantial Pipeline Opportunities

Filed	Status
Oxymorphone	ER (1) and IR PDUFA date June 22, 2006
SyneraTM	(2) FDA-Approved

Endo Development Projects

Rapinyl™	(3)
Topical	ketoprofen patch (3)
Transdermal	sufentanil patch (3)

Partner development projects include Frova® (Menstrual Migraine) (2), Propofol IDD-DTM (2), LidoPAIN® BP (2) and CHRONOGESICTM (2)

(1)	Co-developed
(2)	Licensed marketing rights
(3)	Licensed marketing and development rights

Oxymorphone ER / IR

Description / Indications:

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations

Intended to treat moderate-to-severe pain

IR a complementary treatment to ER for breakthrough pain

Market Need Addressed:

Will compete in the strong opioid market

We believe that oxymorphone ER will provide equivalent analgesia with only half the milligram dosage of OxyContin

Possible twice-daily dosing

Status:

FDA “Approvable Letters” received 10/03

Positive results in Phase III trials for ER and IR conducted with FDA agreed-upon endpoints

Data included in response submitted to the FDA on December 22, 2005

PDUFA date June 22, 2006

Oxymorphone ER Development Program

FDA has accepted one clinical trial as pivotal proof of efficacy

Conducted two additional clinical trials to file at least one additional pivotal trial

12-week double-blinded, placebo-controlled trial in chronic low back pain patients

One trial (under SPA) in opioid-naïve patients

One trial in opioid-experienced patients

Both trials achieved primary endpoint – change in average pain intensity from baseline vs. placebo (p<0.0001)

Both trials met all of their secondary endpoints

Efficacy data to be presented at APS (May 3-6)

Oxymorphone ER / IR Clinical Trials

Extensive program in more than 3,000 subjects, including 15 Phase II/III studies

Primary Outcome

Indication	Comparator p<0.05
Chronic	Low Back Pain (SPA) Placebo
Chronic	Low Back Pain Placebo
Post-Surgical	Pain Placebo
Osteoarthritis	Pain Oxycodone ER and Placebo
Chronic	Low Back Pain Oxycodone ER and Placebo
Osteoarthritis	Pain Placebo
Cancer	Pain Morphine Sulfate ER, Oxycodone ER
Cancer	Pain Morphine Sulfate ER
Cancer	Pain Oxycodone ER
Post-Surgical	Pain (SPA) Oxycodone IR and Placebo
Post-Surgical	Pain Oxycodone IR and Placebo
Post-Surgical	Pain Oxycodone IR and Placebo

Frova® Clinical Development in MM

Vernalis plc completed one double-blind, placebo-controlled study in Menstrual Migraine (“MM”) prophylaxis; three-way crossover design; 579 patients randomized

Drug taken for six days, starting two days prior to onset of expected MM headache

Primary endpoint, reduction in the incidence of MM headache during the six-day period (both statistical and clinical significance achieved)

p < 0.0001 (vs. placebo)

Treatment with Frova also achieved secondary endpoints of reduction in severity and duration of MM headache

Results published in July 2004 Neurology

Confirmatory Phase III study, being conducted by Vernalis, initiated in October 2004 (enrollment complete)

Expect to file sNDA in first half of 2006

RapinylTM

Description / Indication:

Oral, fast-dissolving sublingual fentanyl tablet

Intended for the treatment of breakthrough pain

Expected to compete with Actiq and OraVescent Fentanyl

Exclusive North American marketing and development rights licensed from Orexo AB

Market Need Addressed:

Intended to compete in the market for treatments of breakthrough pain

Anticipated benefits include:

Fast onset of action

Enhanced absorption characteristics

Added convenience

Status:

Initiated Phase III clinical trials in December 2005

Expect to file NDA in second half of 2007

Topical Ketoprofen Patch

Description / Indications:

Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries:

Tendonitis

Joint Sprains and Strains

Licensed marketing and development rights from ProEthic in March 2005

Market Need Addressed:

Ketoprofen (NSAID) currently only available in the U.S. in oral form

Will compete in the ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs

Anticipated benefits include:

Bypassing the bloodstream

Local / targeted pain control

Once-daily dosing

Status:

Two placebo-controlled studies completed in Europe

Marketing application under review in Europe

Expect to enter Phase III trials in U.S. in 1H 2006

Recent Accomplishments

Completed clinical development program and filed responses to approvable letters on oxymorphone ER and IR

PDUFA date June 22, 2006

Strengthened pipeline by licensing rights to two new products

Topical ketoprofen patch

Transdermal sufentanil patch

Initiated Phase III trials for RapinylTM

Licensed Synera™, an FDA-approved topical local anesthetic patch from ZARS Pharma

Key	Milestones for 2006

Building a solid platform for sustainable growth:

File	sNDA for Frova® in MM 1st Half
Initiate	Phase III trials for topical ketoprofen patch 1st Half
Launch	oxymorphone ER and IR 2nd Half
Launch	SyneraTM 2nd Half
Advance	pipeline development Ongoing

Acquire / in-license opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology Ongoing

Summary

Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas

Well-developed commercial capability:

Portfolio of branded prescription products including Lidoderm® and Percocet®

Promising pipeline, with eight mid- to late-stage products

Action letters expected on oxymorphone ER and IR in June 2006

Strong cash flow and no debt

ENDO PHARMACEUTICALS

Nasdaq: ENDP

What	drives us…

…is our pursuit of improving patients’ lives.